INVESCO MID CAP CORE EQUITY FUND                                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:   6/30/2013
FILE NUMBER :        811-2699
SERIES NO.:          1

74U.   1  Number of shares outstanding (000's Omitted)
          Class A                            55,724
       2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                             1,844
          Class C                            10,313
          Class R                             5,381
          Class Y                            22,697
          Class R5                            9,283
          Class R6                              151

74V.   1  Net asset value per share (to nearest cent)
          Class A                          $  24.18
       2 Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                          $  18.65
          Class C                          $  18.61
          Class R                          $  23.73
          Class Y                          $  24.36
          Class R5                         $  25.48
          Class R6                         $  25.49

INVESCO SMALL CAP GROWTH FUND                                      SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:   6/30/2013
FILE NUMBER :        811-2699
SERIES NO.:          7

74U.   1  Number of shares outstanding (000's Omitted)
          Class A                            24,482
       2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                               183
          Class C                               665
          Class R                             2,714
          Class Y                             1,277
          Investor Class                      6,737
          Class R5                           18,410
          Class R6                            1,324

74V.   1  Net asset value per share (to nearest cent)
          Class A                          $  34.50
       2 Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                          $  28.53
          Class C                          $  28.50
          Class R                          $  33.25
          Class Y                          $  34.92
          Investor Class                   $  35.56
          Class R5                         $  36.79
          Class R6                         $  36.79

INVESCO GLOBAL LOW VOLATILITY EQUITY YIELD FUND                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:   6/30/2013
FILE NUMBER :        811-2699
SERIES NO.:          9

74U.   1  Number of shares outstanding (000's Omitted)
          Class A                             7,998
       2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                               469
          Class C                               777
          Class R                                93
          Class Y                                49
          Class R5                            1,641

74V.   1  Net asset value per share (to nearest cent)
          Class A                          $  12.62
       2 Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                          $  11.95
          Class C                          $  11.93
          Class R                          $  12.64
          Class Y                          $  12.64
          Class R5                         $  12.78

INVESCO GROWTH ALLOCATION FUND                                     SUB-ITEM 77Q3


DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:   6/30/2013
FILE NUMBER :        811-2699
SERIES NO.:          11

74U.   1  Number of shares outstanding (000's Omitted)
          Class A                            50,109
       2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                             7,125
          Class C                            10,966
          Class R                             1,883
          Class S                             2,470
          Class Y                               255
          Class R5                               26

74V.   1  Net asset value per share (to nearest cent)
          Class A                          $  12.44
       2 Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                          $  12.29
          Class C                          $  12.29
          Class R                          $  12.40
          Class S                          $  12.44
          Class Y                          $  12.44
          Class R5                         $  12.51

INVESCO MODERATE ALLOCATION FUND                                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:   6/30/2013
FILE NUMBER :        811-2699
SERIES NO.:          12

74U.   1  Number of shares outstanding (000's Omitted)
          Class A                            49,200
       2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                             5,875
          Class C                            11,280
          Class R                             1,924
          Class S                             3,030
          Class Y                               326
          Class R5                               17

74V.   1  Net asset value per share (to nearest cent)
          Class A                          $  11.55
       2 Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                          $  11.46
          Class C                          $  11.46
          Class R                          $  11.52
          Class S                          $  11.54
          Class Y                          $  11.56
          Class R5                         $  11.59

INVESCO CONSERVATIVE ALLOCATION FUND                               SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:   6/30/2013
FILE NUMBER :        811-2699
SERIES NO.:          15

74U.   1  Number of shares outstanding (000's Omitted)
          Class A                            22,032
       2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                             2,432
          Class C                             6,300
          Class R                               841
          Class S                               259
          Class Y                               294
          Class R5                                4

74V.   1  Net asset value per share (to nearest cent)
          Class A                          $  10.69
       2 Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                          $  10.56
          Class C                          $  10.58
          Class R                          $  10.65
          Class S                          $  10.70
          Class Y                          $  10.67
          Class R5                         $  10.74

INVESCO INCOME ALLOCATION FUND                                     SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   6/30/2013
FILE NUMBER :        811-2699
SERIES NO.:          16

72DD.  1  Total income dividends for which record date passed during the period.
          (000's Omitted)
          Class A                          $  1,785
       2  Dividends for a second class of open-end company shares
          (000's Omitted)
          Class B                          $     79
          Class C                          $    409
          Class R                          $     31
          Class Y                          $     57
          Class R5                         $      5

73A.      Payments per share outstanding during the entire current period:
          (form nnn.nnnn)
       1  Dividends from net investment income
          Class A                          $ 0.1850
       2  Dividends for a second class of open-end company shares
          (form nnn.nnnn)
          Class B                          $ 0.1454
          Class C                          $ 0.1455
          Class R                          $ 0.1719
          Class Y                          $ 0.1984
          Class R5                         $ 0.1984

74U.   1  Number of shares outstanding (000's Omitted)
          Class A                            10,588
       2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                               539
          Class C                             3,265
          Class R                               173
          Class Y                               335
          Class R5                               29

74V.   1  Net asset value per share (to nearest cent)
          Class A                          $  10.37
       2 Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                          $  10.38
          Class C                          $  10.39
          Class R                          $  10.38
          Class Y                          $  10.37
          Class R5                         $  10.38

INVESCO INTERNATIONAL ALLOCATION FUND                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:   6/30/2013
FILE NUMBER :        811-2699
SERIES NO.:          17

74U.   1  Number of shares outstanding (000's Omitted)
          Class A                            12,358
       2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                               924
          Class C                             2,683
          Class R                               593
          Class Y                               717
          Class R5                               40

74V.   1  Net asset value per share (to nearest cent)
          Class A                          $   9.91
       2 Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                          $   9.87
          Class C                          $   9.87
          Class R                          $   9.90
          Class Y                          $   9.89
          Class R5                         $   9.93

INVESCO BALANCED-RISK RETIREMENT NOW FUND                          SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:   6/30/2013
FILE NUMBER :        811-2699
SERIES NO.:          18

74U.   1  Number of shares outstanding (000's Omitted)
          Class A                             1,619
       2  Dividends for a second class of open-end company shares
          (000's Omitted)
          Class AX                            1,799
          Class B                                61
          Class C                               555
          Class CX                              492
          Class R                               226
          Class RX                               57
          Class Y                                91
          Class R5                              805
          Class R6                               30

74V.   1  Net asset value per share (to nearest cent)
          Class A                          $   8.90
       2  Dividends for a second class of open-end company shares
          (000's Omitted)
          Class AX                         $   8.89
          Class B                          $   8.77
          Class C                          $   8.77
          Class CX                         $   8.77
          Class R                          $   8.86
          Class RX                         $   8.86
          Class Y                          $   8.95
          Class R5                         $   8.94
          Class R6                         $   8.94

INVESCO BALANCED-RISK RETIREMENT 2020 FUND                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:   6/30/2013
FILE NUMBER :        811-2699
SERIES NO.:          20

74U.   1  Number of shares outstanding (000's Omitted)
          Class A                             5,262
       2  Dividends for a second class of open-end company shares
          (000's Omitted)
          Class AX                            1,353
          Class B                               342
          Class C                             1,172
          Class CX                              365
          Class R                             1,238
          Class RX                              198
          Class Y                               737
          Class R5                            3,330
          Class R6                               90

74V.   1  Net asset value per share (to nearest cent)
          Class A                          $   9.25
       2  Dividends for a second class of open-end company shares
          (000's Omitted)
          Class AX                         $   9.25
          Class B                          $   9.12
          Class C                          $   9.10
          Class CX                         $   9.10
          Class R                          $   9.20
          Class RX                         $   9.20
          Class Y                          $   9.27
          Class R5                         $   9.31
          Class R6                         $   9.32

INVESCO BALANCED-RISK RETIREMENT 2030 FUND                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:   6/30/2013
FILE NUMBER :        811-2699
SERIES NO.:          21

74U.   1  Number of shares outstanding (000's Omitted)
          Class A                             5,214
       2  Dividends for a second class of open-end company shares
          (000's Omitted)
          Class AX                            1,051
          Class B                               351
          Class C                             1,348
          Class CX                              206
          Class R                             1,498
          Class RX                              148
          Class Y                               403
          Class R5                            4,211
          Class R6                               80

74V.   1  Net asset value per share (to nearest cent)
          Class A                          $   8.90
       2  Dividends for a second class of open-end company shares
          (000's Omitted)
          Class AX                         $   8.90
          Class B                          $   8.79
          Class C                          $   8.77
          Class CX                         $   8.77
          Class R                          $   8.84
          Class RX                         $   8.84
          Class Y                          $   8.93
          Class R5                         $   8.95
          Class R6                         $   8.95

INVESCO BALANCED-RISK RETIREMENT 2040 FUND                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:   6/30/2013
FILE NUMBER :        811-2699
SERIES NO.:          22

74U.   1  Number of shares outstanding (000's Omitted)
          Class A                             4,114
       2  Dividends for a second class of open-end company shares
          (000's Omitted)
          Class AX                              432
          Class B                               135
          Class C                               768
          Class CX                               62
          Class R                             1,058
          Class RX                               97
          Class Y                               243
          Class R5                            2,218
          Class R6                              102

74V.   1  Net asset value per share (to nearest cent)
          Class A                          $   8.38
       2  Dividends for a second class of open-end company shares
          (000's Omitted)
          Class AX                         $   8.37
          Class B                          $   8.26
          Class C                          $   8.25
          Class CX                         $   8.24
          Class R                          $   8.33
          Class RX                         $   8.33
          Class Y                          $   8.41
          Class R5                         $   8.42
          Class R6                         $   8.41

INVESCO BALANCED-RISK RETIREMENT 2050 FUND                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:   6/30/2013
FILE NUMBER :        811-2699
SERIES NO.:          23

74U.   1  Number of shares outstanding (000's Omitted)
          Class A                             1,770
       2  Dividends for a second class of open-end company shares
          (000's Omitted)
          Class AX                              143
          Class B                                54
          Class C                               493
          Class CX                               15
          Class R                               539
          Class RX                               26
          Class Y                               236
          Class R5                            1,321
          Class R6                               28

74V.   1  Net asset value per share (to nearest cent)
          Class A                          $   8.24
       2  Dividends for a second class of open-end company shares
          (000's Omitted)
          Class AX                         $   8.24
          Class B                          $   8.11
          Class C                          $   8.12
          Class CX                         $   8.12
          Class R                          $   8.19
          Class RX                         $   8.20
          Class Y                          $   8.26
          Class R5                         $   8.27
          Class R6                         $   8.28

INVESCO VAN KAMPEN U.S. MORTGAGE FUND                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   6/30/2013
FILE NUMBER :        811-2699
SERIES NO.:          26

72DD.  1  Total income dividends for which record date passed during the period.
          (000's Omitted)
          Class A                          $  8,515
       2  Dividends for a second class of open-end company shares
          (000's Omitted)
          Class B                          $     65
          Class C                          $    147
          Class Y                          $     68
          Class R5                         $      0

73A.      Payments per share outstanding during the entire current period:
          (form nnn.nnnn)
       1  Dividends from net investment income
          Class A                          $ 0.2148
       2  Dividends for a second class of open-end company shares
          (form nnn.nnnn)
          Class B                          $ 0.1650
          Class C                          $ 0.1645
          Class Y                          $ 0.2315
          Class R5                         $ 0.2325

74U.   1  Number of shares outstanding (000's Omitted)
          Class A                            38,424
       2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                               325
          Class C                               868
          Class Y                               257
          Class R5                                1

74V.   1  Net asset value per share (to nearest cent)
          Class A                          $  12.56
       2 Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                          $  12.49
          Class C                          $  12.47
          Class Y                          $  12.60
          Class R5                         $  12.60

INVESCO CONVERTIBLE SECURITIES FUND                                SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   6/30/2013
FILE NUMBER :        811-2699
SERIES NO.:          27

72DD.  1  Total income dividends for which record date passed during the period.
          (000's Omitted)
          Class A                          $  6,936
       2  Dividends for a second class of open-end company shares
          (000's Omitted)
          Class B                          $     55
          Class C                          $    754
          Class Y                          $  4,793
          Class R5                         $     41
          Class R6                         $      1

73A.      Payments per share outstanding during the entire current period:
          (form nnn.nnnn)
       1  Dividends from net investment income
          Class A                          $ 0.2635
       2  Dividends for a second class of open-end company shares
          (form nnn.nnnn)
          Class B                          $ 0.1812
          Class C                          $ 0.1849
          Class Y                          $ 0.2898
          Class R5                         $ 0.2965
          Class R6                         $ 0.3006

74U.   1  Number of shares outstanding (000's Omitted)
          Class A                            26,718
       2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                               283
          Class C                             4,207
          Class Y                            18,223
          Class R5                              146
          Class R6                                3

74V.   1  Net asset value per share (to nearest cent)
          Class A                          $  22.51
       2 Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                          $  22.57
          Class C                          $  22.39
          Class Y                          $  22.53
          Class R5                         $  22.51
          Class R6                         $  22.52

INVESCO LEADERS FUND                                               SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   6/30/2013
FILE NUMBER :        811-2699
SERIES NO.:          31

72DD.  1  Total income dividends for which record date passed during the period.
          (000's Omitted)
          Class A                          $    738
       2  Dividends for a second class of open-end company shares
          (000's Omitted)
          Class B                          $     88
          Class C                          $     37
          Class Y                          $      3

73A.      Payments per share outstanding during the entire current period:
          (form nnn.nnnn)
       1  Dividends from net investment income
          Class A                          $ 0.0656
       2  Dividends for a second class of open-end company shares
          (form nnn.nnnn)
          Class B                          $ 0.0253
          Class C                          $ 0.0251
          Class Y                          $ 0.0791

74U.   1  Number of shares outstanding (000's Omitted)
          Class A                            11,185
       2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                             3,405
          Class C                             1,433
          Class Y                                47

74V.   1  Net asset value per share (to nearest cent)
          Class A                          $  10.91
       2 Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                          $  10.90
          Class C                          $  10.77
          Class Y                          $  10.91